                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

Date of report (Date of earliest event reported):  July 18, 2000

                               CYTRX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                           000-15327                            58-1642750

(State or Other Jurisdiction       (Commission File Number)                    (IRS Employer
     of Incorporation)                                                      Identification No.)

154 Technology Parkway
Norcross, Georgia                               30092

(Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code:  (770) 368-9500

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On July 18, 2000, CytRx Corporation (the "Corporation") filed a Certificate of Amendment to Restated Certificate of Incorporation ("Certificate of Amendment") with the Secretary of State of Delaware. The Certificate of Amendment increased the total number of shares of common stock, par value $.001 per share, that the Corporation has authority to issue to Fifty Million (50,000,000).

     A copy of the Certificate of Amendment to Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and a copy of the Restated Certificate of Incorporation is filed as Exhibit 3.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) The following exhibits are filed as part of this Current Report on Form 8-K:

       EXHIBIT NO.                                 DESCRIPTION
       -----------                                 -----------

            3.1             Certificate of Amendment to Restated Certificate of
                            Incorporation

            3.2 Restated Certificate of Incorporation of the Registrant (Incorporated herein by reference to Exhibit 3.1 to the Registrant's registration statement on Form S-3 filed November 5, 1997, Registration No. 333-39607)

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CYTRX CORPORATION


                                         By: /s/ Mark W. Reynolds
                                             ------------------------------
                                         Name:  Mark W. Reynolds
                                                ---------------------------
                                         Title:  Vice President, Finance
                                                ---------------------------
Dated:  September 12, 2000

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